UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

IMAGEWARE SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13500 Evening Creek Drive N., Suite 550 San Diego, California 92128
(Address of principal executive offices)

(858) 673-8600
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	IWSY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

See Item 3.02 below.

Item 3.02 Unregistered Sale of Equity Securities.

On December 23, 2020 (“Closing”), ImageWare Systems, Inc., a Delaware corporation (the “Company”), completed a subsequent closing (the “Subsequent Closing”) of the sale of its Series D Convertible Preferred Stock (the “Series D Financing”), par value $0.01 (“Series D Preferred”), initially consummated on November 12, 2020, as more particularly described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 2020 (the “September 8-K”), and November 18, 2020 (the “November 8-K”). The Company sold an additional 500 shares of Series D Preferred to certain accredited investors at a purchase price of $1,000 per share in the Subsequent Closing, resulting in additional gross proceeds to the Company of $500,000. The Company expects to use these additional proceeds for general working capital purposes.

Investors who participated in the Subsequent Closing entered into a Securities Purchase Agreement with the Company in substantially the same form as attached as Exhibit 10.1 to the September 8-K.

The shares of Series D Preferred were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 D of Regulation D thereunder. Each investor represented that it was an “accredited investor” as defined in Regulation D.

For additional information regarding the Series D Financing, and a description of the Series D Preferred, see the Company’s September Report and November Report filed by the Company with the Securities and Exchange Commission. See also Item 5.03 of this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Series D Convertible Preferred Stock

On December 23, 2020, the Company filed the Amended and Restated Certificate of Designations, Preferences, and Rights of Series D Convertible Preferred Stock (the "Series D Certificate"). The amendments to the Series D Certificate, among other things, increased the authorized shares of Series D Preferred from 26,000 to 28,500. The Series D Certificate is qualified in its entirety by the full text of the Series D Certificate, a copy of which is attached to this Current Report on Form 8-K as Exhibits 3.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Designations, Preferences, and Rights of Series D Convertible Preferred Stock of ImageWare Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Date: December 30, 2020	By:	/s/ Kristin Taylor
Kristin Taylor
Chief Executive Officer